United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________________
FORM 8-K
__________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report: June 11, 2019
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LOUISIANA-PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)
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DELAWARE	1-7107	93-0609074
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)
414 Union Street, Suite 2000, Nashville, TN 37219
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (615) 986-5600
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Œ	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Œ	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Œ	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Œ	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	LPX	New York Stock Exchange

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2019, the Board of Directors (the “Board”) of Louisiana-Pacific Corporation (“LP”) increased the size of the Board to nine and appointed F. Nicholas Grasberger III to the Board, effective June 14, 2019. Mr. Grasberger’s term will expire at LP’s Annual Meeting of Stockholders in 2021. The Board has determined that Mr. Grasberger has no material relationship with LP and is independent under the New York Stock Exchange’s director independence standards as currently in effect. Mr. Grasberger has been appointed as a member of the Audit and Environmental, Quality Compliance Committees of the Board. Additionally, the Board has determined that Mr. Grasberger is an “audit committee financial expert.” Mr. Grasberger is the Chairman of the Board and Chief Executive Officer of Harsco Corporation, a global market leader providing environmental solutions for industrial waste streams and innovative technologies for the rail and energy sectors.

As a non-employee director, Mr. Grasberger will receive compensation in the same manner as the Company’s other non-employee directors, which compensation shall equal: (i) an annual cash retainer of $85,000, and (ii) annual grants of restricted stock units payable in shares of LP’s common stock with a market value on the grant date of $125,000 (which equals the grant date fair value of such awards), or such lower amount as the Nominating Committee of the Board determines. The terms of such compensation are as LP otherwise previously disclosed under the heading “Directors’ Compensation” in its most recent proxy statement filed with the SEC on March 26, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOUISIANA-PACIFIC CORPORATION

By:	/S/ REBECCA BARCKLEY
Rebecca Barckley
Controller, Financial Reporting
(Principal Accounting Officer)
Date: June 14, 2019